FIRST EAGLE FUNDS

First Eagle Global Income Builder Fund
First Eagle High Yield Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MAY 9, 2019
TO PROSPECTUS DATED MARCH 1, 2019

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2019, as may be amended or supplemented. Please review these matters carefully.

Addition of a Portfolio Manager for the First Eagle Global Income Builder Fund

Effective March 31, 2019, Julien Albertini is a Portfolio Manager of the Global Income Builder Fund. Mr. Albertini joins Kimball Brooker, Jr., Edward Meigs and Sean Slein as the Portfolio Managers. Prior to March 31, 2019, Mr. Albertini was the Fund’s Associate Portfolio Manager.

To reflect Mr. Albertini’s new role, the following replaces the information appearing under the heading “Our Management Team” on page 44 of the Prospectus:

First Eagle Investment Management, LLC serves as the Adviser to the Global Income Builder Fund.

Kimball Brooker, Jr., Edward Meigs, Sean Slein and Julien Albertini are the Portfolio Managers for the Fund. Messrs. Meigs and Slein have been Portfolio Managers since the Fund’s inception on May 1, 2012, with Mr. Brooker joining as a Portfolio Manager in July 2016. Mr. Albertini joined as a Portfolio Manager in March 2019.

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Reduction of Sales Charges for First Eagle Global Income Builder Fund and First Eagle High Yield Fund Class A Shares

Effective July 8, 2019, each of the First Eagle Global Income Builder Fund and First Eagle High Yield Fund is eliminating its sales charges for purchases of Class A shares of $250,000 or more.

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With respect to the Global Income Builder Fund, the 2.50% sale charge for purchase amounts of $250,000-$499,999 and 1.50% sales charge for purchase amounts of $500,000-$999,999 will be eliminated. There will be no sales charge for purchases of $250,000 of more.

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With respect to High Yield Fund, the 2.50% sales charge for purchase amounts of $250,000-$499,999 and 2.00% sales charge for purchase amounts of $500,000-$999,999 will be eliminated. There will be no sales charge for purchases of $250,000 of more.

•	No changes are being made to the sales charge percentages for purchase of Class A shares below $250,000.

•	No changes are being made to the sales charge percentages at any level for purchase of Class A shares for other First Eagle Funds.

To reflect these sales charge reductions, various changes are being made to the Prospectus, as follows (all effective July 8, 2019):

The following replaces the information appearing in the first footnote to the Fees and Expenses Tables under each of the headings “Fees and Expenses of the Global Income Builder Fund” and “Fees and Expenses of the High Yield Fund” on pages 36 and 46 of the Prospectus, respectively:

* A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

The following replaces the introductory paragraph and the two charts appearing under the heading “Public Offering Price of Class A Shares” on page 85 of the Prospectus:

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges* for each Fund, except the Global Income Builder Fund and the High Yield Fund, are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	1.50	1.52	1.25

$1,000,000 and over**	0.00	0.00	0.00

The Class A sales charges* for the Global Income Builder Fund are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 and over**	0.00	0.00	0.00

The Class A sales charges* for the High Yield Fund are as follows:

Class A Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $100,000	4.50%	4.71%	4.00%

$100,000 but less than $250,000	3.50	3.36	3.00

$250,000 and over**	0.00	0.00	0.00

The following replaces the first two paragraphs appearing under the heading “About Your Investment—Class A Contingent Deferred Sales Charge” on page 86 of the Prospectus:

There is no initial sales charge on purchases of Class A shares of one or more of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America aggregating $1 million or more. There is no initial sales charge on purchases of Class A shares of one or more of the Global Income Builder Fund and High Yield Fund aggregating $250,000 or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.***

These finder’s fee commissions will be paid with respect to (i) purchases aggregating (on a single trade date) $1 million or more ($250,000 or more for the Global Income Builder Fund and High Yield Fund) by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more ($250,000 or more for the Global Income Builder Fund and High Yield Fund); and (iii) certain group retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more ($250,000 or more for the Global Income Builder Fund and High Yield Fund). Subsequent purchases will need to aggregate $1 million or more ($250,000 or more for the Global Income Builder Fund and High Yield Fund) to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2019. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.